Exhibit 10.7
FIRST AMENDMENT TO CREDIT AGREEMENT
          This First Amendment to Credit Agreement (this “Amendment”) is entered into as of December 19, 2006, among Madison Capital Funding LLC, as Agent for the Lenders, the undersigned Lenders, and Compass Group Diversified Holdings LLC, a Delaware limited liability company (“Borrower”).
W I T N E S S E T H
          WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of November 21, 2006 (as amended to date, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement); and
          WHEREAS, Borrower has requested that Agent and Lenders agree to amend the Credit Agreement to add a new basket to the Restricted Payments covenant set forth therein, subject to the terms and conditions contained herein;
          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
          1. Amendment to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 2 below and subject to the conditions to effectiveness set forth in Section 3 below:
          (a) Section 7.4 of the Credit Agreement is hereby amended to add a comma and the word “and” at the end of clause (vi) of the second sentence of such Section 7.4 and to add a new clause (vii) at the end of such second sentence, as follows:
          “(vii) each Portfolio Company may purchase or redeem shares of its stock from employees upon or in connection with termination of their employment, provided that (x) the amount paid to or as directed by such employees in respect of all such purchases and redemptions shall not exceed $100,000 in the aggregate for any such Portfolio Company per Fiscal Year, and (y) no such purchase or redemption shall be made by a Portfolio Company at any time when such Portfolio Company is in payment default under any Intercompany Debt Document.”
          2. Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that, both before and after giving effect to this Amendment:
          (a) The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower;
          (b) No Default or Event of Default has occurred and is continuing; and
          (c) The representations and warranties of Borrower set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date);
          3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:
          (a) Agent shall have received a fully executed copy of this Amendment, together with such other documents, agreements and instruments as Agent may reasonably require or request;
          (b) all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and
          (c) no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.
          4. Miscellaneous.
          (a) Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
          (b) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
          (c) Reference to Credit Agreement. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
          (d) Costs and Expenses. Borrower acknowledges that Section 10.4 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

COMPASS GROUP DIVERSIFIED HOLDINGS
LLC

By:	/s/ [ILLEGIBLE]

Title:	CFO

MADISON CAPITAL FUNDING, LLC,
as Agent and a Lender

By:	/s/ [ILLEGIBLE]

Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ [ILLEGIBLE]

Title:	VICE PRESIDENT

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:

Title:

THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA,
as a Lender

By:

Title:

GOLUB CAPITAL CP FUNDING LLC,
as a Lender

By:	/s/ [ILLEGIBLE]

Title:

GOLUB INTERNATIONAL LOAN LTD. I,
as a Lender

By: Golub Capital International Management LLC,
as Collateral Manager

By:	/s/ [ILLEGIBLE]

Title:

GOLUB CAPITAL 2007 CLO LTD. ,
as a Lender

By: Golub Capital Management LLC, as Collateral
Manager

By:	/s/ [ILLEGIBLE]

Title:

ALLIED CAPITAL CORPORATION,
as a Lender

By:	/s/ [ILLEGIBLE]

Title:	Investment Officer

NEWSTAR WAREHOUSE FUNDING 2005 LLC,
as a Lender

By: NewStar Financial, Inc., its Manager

By:	/s/ [ILLEGIBLE]

Title:

NEWSTAR CP FUNDING LLC,
as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ [ILLEGIBLE]

Title:

NEWSTAR CREDIT OPPORTUNITIES FUNDING
I LTD.,
as a Lender

By: NewStar Financial, Inc., its Manager

By:	/s/ [ILLEGIBLE]

Title: